UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

FLYWHEEL ADVANCED TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-167130	27-2473958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 455 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 66860563

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Xu Jia as China General Manager of the Company

On August 28, 2026, the Board of Directors (the “Board”) of Flywheel Advanced Technology, Inc. (the “Company”) appointed Mr. Xu Jia as China General Manager of the Company, effective immediately. Mr. Xu is appointed to serve until his successor has been duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving as a China General Manager of the Company.

Mr. Xu, age 44, has served as Executive Director of Singapore QuantumX Institute of Management and Technology Pte. Ltd. since August 2024, responsible for the company’s daily operations. Since June 2023, he has served as Chief Representative in China of the Bulgaria Saudi Arabia Chamber of Commerce, facilitating economic and cultural exchanges and cooperation between Bulgaria and China. Since May 2021, he has served as Chairman of Hangzhou Yihan Education Technology Co., Ltd., responsible for strategic planning, resource integration, operational structure, and performance evaluation.

There are no arrangements or understandings between Mr. Xu and any other person pursuant to which he was appointed as China General Manager of the Company. In addition, there are no family relationships between Mr. Xu and any of the Company’s other officers or directors. Further, Mr. Xu is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

In connection with Mr. Xu’s appointment, he will not receive any compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLYWHEEL ADVANCED TECHNOLOGY, INC.

Dated: August 28, 2026	By:	/s/ Luk Yeun Leung
	Name:	Luk Yuen Leung
	Title:	President and Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)